SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
March 5, 2003
(Date of earliest event reported)

MARTIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-26228	63-0133054

(Commission File No.)	(IRS Employer Identification No.)

301 East Tennessee Street
Florence, Alabama	35630

(Address of principal executive offices)	(Zip Code)

(256) 767-0330

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  EXHIBITS.

     Exhibit 99.1     Press Release dated March 5, 2003.

Item 9. Regulation FD Disclosure.

     On March 5, 2003, Martin Industries, Inc. issued the press release filed herewith as Exhibit 99.1 with respect to the closing of the sale of its operating assets to Monessen Hearth Systems Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MARTIN INDUSTRIES, INC. (Registrant)

Date:	March 6, 2003	By	/s/ William Neitzke William Neitzke Its President and Chief Financial Officer